U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2010

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01       Other Events.

On May 7, 2010, Citigroup Inc. (Citigroup or the Company) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the March 2010 10-Q) with the Securities and Exchange Commission (SEC).  In the March 2010 10-Q, the Company presented updated business segment disclosures based on previously announced organizational changes described below.  Accordingly, the Company is filing this Form 8-K to conform its historical consolidated financial statements to reflect these previously announced organizational changes.

The  information included in this Form 8-K affects only disclosures related to segment results and should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 26, 2010.

The information included in this Form 8-K does not in any way restate or revise Citigroup’s Income Statement or Balance Sheet included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

ORGANIZATIONAL CHANGES

In January 2010, the Company announced that in connection with Citi’s exit from the loss-sharing agreement with the U.S. government in December 2009, the Company conducted a broad review of the Citi Holdings asset base to determine which assets were strategically important to Citigroup. As a result of this analysis, approximately $59 billion of assets were moved from Citi Holdings into Citicorp during the first quarter of 2010. The assets consist primarily of approximately $34 billion of U.S. mortgages that were transferred to North America Regional Consumer Banking; approximately $18 billion of commercial and corporate loans and securities related to core Citicorp clients, which were moved to Securities and Banking; and approximately $5 billion of assets related to Citigroup’s Mexico asset management business which were moved to Latin America Regional Consumer Banking. The related income statement line items were also moved from Citi Holdings to Citicorp for the historical periods.

As required by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the historical consolidated financial statements issued by Citigroup have been conformed to reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information.

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Attached hereto as Exhibit 99.01 and incorporated by reference herein are updated historical consolidated financial statements of Citigroup which reflect Citigroup’s previously announced organizational changes.  The historical consolidated financial statements included in Exhibit 99.01 will serve as the historical consolidated financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  Information contained in Exhibit 99.01 should be read in conjunction with and as a supplement to information contained in Citigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  Except for the organizational changes, and except as otherwise noted, all information presented in Exhibit 99.01 is as of December 31, 2009. For current discussions regarding business trends, reference is made to the March 2010 10-Q.

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number

99.01

Historical audited consolidated financial statements of Citigroup, reflecting previously announced organizational changes. Also included is the Report of Independent Registered Public Accounting Firm dated February 26, 2010, except as to Notes 4, 7, 19, and 23, which are as of June 25, 2010.

99.02	Consent of KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 25, 2010
	By:	/s/ JEFFREY R. WALSH
Name: Jeffrey R. Walsh
Title: Controller and Chief Accounting Officer